Exhibit 10.5(d)

June 1, 2017

Campbell & Company, L.P.

2850 Quarry Lake Drive

Baltimore, MD 21209

Attn: Mr. Tom Lloyd

Re: Management Agreement Renewals

Dear Mr. Lloyd:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2018 and all other provisions of the Management Agreements will remain unchanged.

•	Potomac Futures Fund L.P.
•	CMF Campbell Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036. If you have any questions, I can be reached at 212-296-6808.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

CAMPBELL & COMPANY, L.P.

By:	/s/ Heidi L. Kaiser /s/ Gregory T. Donovan

Print Name:	Heidi L. Kaiser Gregory T. Donovan

PE/tr